EXHIBIT 99.3

GREAT AMERICAN GROUP, INC AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

MARCH 31, 2014

(Unaudited)

	GREAT AMERICAN	B.RILEY & CO., INC.	PRO FORMA		PRO FORMA
	GROUP, INC. (a)	(b)	ADJUSTMENTS (c)		ADJUSTMENTS	PRO FORMA TOTAL
		(Dollars in thousands, except par value)

Assets
Current assets:
Cash and cash equivalents	$16,904	$4,363	$-		$-	$21,267
Restricted cash	80	50	-		-	130
Securities owned, at fair value	-	2,869	-	(C)	(29)	2,840
Accounts receivable, net	10,153	1,460	-		-	11,613
Lease finance receivable	7,992	-	-		-	7,992
Advances against customer contracts	195	-	-		-	195
Due from related parties	132	552	(552)		-	132
Goods held for sale or auction	4,906	-	-		-	4,906
Deferred income taxes	3,870	-	-	(A)	(506)	3,364
Prepaid expenses and other current assets	1,516	426	(24)		-	1,918
Total current assets	45,748	9,720	(576)		(535)	54,357

Property and equipment, net	995	137	(59)		-	1,073
Goodwill	5,688	-	-	(A)	22,323	28,011
Other intangible assets, net	140	-	-	(A)	2,800	2,940
Deferred income taxes	9,554	-	-	(A)	(640)	8,914
Other assets	780	2,688	(2,431)		-	1,037
Total assets	$62,905	$12,545	$(3,066)		$23,948	$96,332

Liabilities
Current liabilities:
Accounts payable and accrued liabilities	$9,118	$3,584	$-	(A)	$2,270	$14,972
Mandatorily redeemable noncontrolling interests	2,613	-	-		-	2,613
Securities sold not yet purchased	-	1,195	-		-	1,195
Revolving credit facility	4	-	-		-	4
Current portion long-term debt	1,085	-	-		-	1,085
Notes payable	6,570	105	(105)		-	6,570
Total current liabilities	19,390	4,884	(105)		2,270	26,439

Long-term debt, net of current portion	48,759	-	-		-	48,759
Total liabilities	68,149	4,884	(105)		2,270	75,198

Equity:
Preferred stock, $0.0001 par value; 10,000,000 shares authorized; none issued	-	-	-			-
Common stock, $0.0001 par value; 135,000,000 shares authorized;
1,500,107 issued and oustanding at March 31, 2104 and December 31, 2013	4	200	(200)	(A)	1	1
				(B)	(4)
Additional paid-in capital	3,082	17,030	(12,330)	(B)	4	29,463
				(A)	21,706
				(C)	(29)
Retained earnings (deficit)	(7,945)	(9,630)	9,630		-	(7,945)
Accumulated other comprehensive income	(661)	61	(61)		-	(661)
Total stockholders' equity	(5,520)	7,661	(2,961)		21,678	20,858
Noncontrolling interests	276	-	-			276
Total equity (deficit)	(5,244)	7,661	(2,961)		21,678	21,134
Total liabilities and equity (deficit)	$62,905	$12,545	$(3,066)		$23,948	$96,332

The accompanying notes are an integral part of this statement.	1

GREAT AMERICAN GROUP, INC AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

(Unaudited)

	GREAT AMERICAN	B.RILEY & CO., INC.		PRO FORMA
	GROUP, INC. (a)	(b)		ADJUSTMENTS	PRO FORMA TOTAL
	(Dollars in thousands, except share data)

Revenues:
Services and fees	$59,967	$26,615		$-	$86,582
Sale of goods	16,165	-		-	16,165
Total revenues	76,132	26,615		-	102,747
Operating expenses:
Direct cost of services	24,146	-		-	24,146
Cost of goods sold	11,506	-		-	11,506
Selling, general and administrative expenses	36,382	25,647	(D)	263	57,280
			(E)	(4,162)
			(F)	(850)
Total operating expenses	72,034	25,647		(4,749)	92,932

Operating income	4,098	968		4,749	9,815

Other income (expense):
Interest income	26	-		-	26

Loss from equity investment in Great American Group Real Estate, LLC	(21)	-		-	(21)
Loss from equity investment in Shoon Trading Limited	(156)	-		-	(156)
Interest expense	(2,667)	(19)		-	(2,686)

Income before income taxes	1,280	949		4,749	6,978
Provision for income taxes	(704)	(28)	(G)	(2,251)	(2,983)

Net income	576	921		2,498	3,995
Net loss attributable to noncontrolling interests	(482)	-		-	(482)
Net income	$1,058	$921		$2,498	$4,477

Basic earnings per share					$0.80
Diluted earnings per share					$0.79
Weighted average basic shares outstanding				(H)	5,622,182
Weighted average dilted shares outstanding				(H)	5,683,430

The accompanying notes are an integral part of this statement.	2

GREAT AMERICAN GROUP, INC AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2014

(Unaudited)

	GREAT AMERICAN	B.RILEY & CO., INC.		PRO FORMA
	GROUP, INC. (a)	(b)		ADJUSTMENTS	PRO FORMA TOTAL
	(Dollars in thousands, except share data)

Revenues:
Services and fees	$12,385	$7,312		$-	$19,697
Sale of goods	9,268	-		-	9,268
Total revenues	21,653	7,312		-	28,965
Operating expenses:
Direct cost of services	5,863	-		-	5,863
Cost of goods sold	9,064	-		-	9,064
Selling, general and administrative expenses	7,984	6,379	(I)	66	13,882
			(J)	(477)
			(K)	(70)
Total operating expenses	22,911	6,379		(481)	28,809

Operating income (loss)	(1,258)	933		481	156

Other income (expense):
Interest income	2	-		-	2
Interest expense	(628)	(7)		-	(635)

Income (loss) from continuing operations before income taxes	(1,884)	926		481	(477)
Benefit (provision) for income taxes	814	(29)	(L)	(534)	251

Net income (loss)	(1,070)	897		(53)	(226)
Net loss attributable to noncontrolling interests	264	-		-	264
Net income (loss)	$(1,334)	$897		$(53)	$(490)

Basic and Diluted loss per share					$(0.09)
Weighted average basic and dilted shares outstanding				(M)	5,622,182

The accompanying notes are an integral part of this statement.	3

GREAT AMERICAN GROUP, INC. AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -	ACQUISITION

On June 18, 2014, Great American, Inc. (“GAG, Inc.”) acquired all outstanding equity interests of B. Riley & Co., Inc. (“BRC”) through a series of mergers. The acquisition was accounted for using the purchase method in accordance with ASC 805, “Business Combinations”.

NOTE 2 -	PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

The pro forma adjustments to the condensed combined balance sheet give effect to the acquisition of BRC as if the transaction had occurred on March 31, 2014. The pro forma adjustments to the condensed consolidated statements of operations for the three months ended March 31, 2014 and year ended December 31, 2013 give effect to the acquisition of BRC as if the transactions had had been completed as the beginning of the periods indicated. The pro forma financial statements were based on, and should be read in conjunction with, the financial statements indicated below. The pro forma financial statements have been presented for informational purposes only and are not necessarily indicative of what the combined company’s results of operations and financial position would have been had the acquisition of BRC been completed on the dates indicated. The pro forma financial statements do not reflect the cost of any integration activities or benefits that may result from synergies that may be derived from any integration activities. In addition, the pro forma financial statements do not purport to project the future results of operations or financial position of the combined company.

Balance Sheet – March 31, 2014

a.	Derived from the unaudited balance sheet of GAG, Inc. as of March 31, 2014 contained in the Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 14, 2014.
b.	Derived from the unaudited balance sheet of BRC as of March 31, 2014 contained within this filing.
c.	Represents certain assets and liabilities of BRC which were excluded from the acquisition.

(A)	Reflects the acquisition of BRC based on preliminary consideration paid of $26.4 million, comprised of 4,191,512 newly issued common stock of GAG, Inc. which was paid at closing. The fair value of the newly issued shares of the GAG, Inc.’s common stock for accounting purposes was determined based on the closing market price of the GAG, Inc.’s shares of common stock on the acquisition date of June 18, 2014, less a 25% discount for lack of marketability as the shares issued are subject to certain restrictions that limit their trade or transfer. The following table summarizes the estimated fair value of the assets and liabilities acquired. The pro forma purchase price adjustments are based on a preliminary valuation of assets and liabilities acquired, and is subject to future adjustment to the extent that additional information is obtained about the facts and circumstances that existed as of the acquisition date, and have been made solely for the purpose of providing the unaudited pro forma consolidated financial information presented herewith. Differences between these provisional estimates and the final acquisition accounting will occur and these differences could have a material impact on the accompanying pro forma financial statements and the company's future results of operations and financial position.

The following table summarizes the estimated fair values of the assets acquired.

Consideration paid:	$26,407
Tangible assets acquired and assumed:
Cash and cash equivalents	$4,363
Restricted cash	50
Securities owned	2,869
Accounts receivable	1,460
Prepaid expenses and other assets	659
Property and equipment	78
Accounts payable and accrued liabilities	(5,854)
Securities sold, not yet purchased	(1,195)
Deferred tax liability	(1,146)
Customer relationships	1,200
Tradename	1,600
Goodwill	22,323
Total	$26,407

4

GREAT AMERICAN GROUP, INC. AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

(continued)

The cost of the transaction was allocated to the tangible and intangible assets and liabilities assumed based on estimates of their respective fair values at the date of acquisition with the remaining unallocated purchase price in the amount of $22,323 recorded as goodwill.

Management is responsible for the valuation of net assets and considered a number of factors when estimating the fair values and estimated useful lives of acquired assets and liabilities.

(B)	Reflects the 1 for 20 reverse stock split of GAG, Inc. common stock on June 3, 2014 as if the reverse split occurred on March 31, 2014.

(C)	Reflects the cancellation of 3,437 shares of GAG, Inc. common stock owned by BRC on the acquisition date.

Statement of Operations - For the Year Ended December 31, 2013

a.	Derived from the audited statement of operations of GAG, Inc. for the year ended December 31, 2013 contained in the Form 10-K filed with the SEC on March 31, 2014.
b.	Derived from the audited statement of operations of BRC for the year ended December 31, 2013 contained within this filing.

(D)	Reflects the amortization of intangible assets acquired.

(E)	Reflects the impact of three employment agreements executed in connection with the transaction. Compensation provisions in the employment agreements are less than the historical compensation for these three employees as follows:

Historical compensation	$5,062
Compensation under new employment agreements	(900)
Decrease in compensation expense	$4,162

(F)	Reflects the pro forma adjustment related to the elimination of historical BRC deferred compensation plan The expense related to the deferred compensation plan reported for the year ended December 31, 2013 in the amount of $850 has been eliminated.

(G)	Reflects the pro forma adjustment for the income tax provision of $2,259 for the year ended December 31, 2014 based on the tax impact of a combined federal and state tax rate of 42.7% on the consolidated pro forma income before income taxes.

5

GREAT AMERICAN GROUP, INC. AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

(continued)

(H)	Pro forma earnings per share, basic and diluted, are based on the weighted average number of shares of common stock. Earnings per share is computed by dividing income by the weighted-average number of shares of common stock outstanding during the period as follows:

GAG, Inc. Weighted Average Basic Shares oustanding prior to acquisition of BRC	1,434,107
Cancellation of GAG, Inc. shares owned by BRC on the acquisition date	(3,437)
GAG, Inc. newly issued shares for acquisition of BRC as if the transaction occurred on January 1, 2013	4,191,512
Pro Forma Weighted Average Basic Shares outstanding	5,622,182
Effect of dilutive potential common shares:
Contingently issuable shares	61,221
Pro Forma Weighted Average Diluted Shares outstanding	5,683,403

Statement of Operations - For the Three Months Ended March 31, 2014

a.	Derived from the unaudited statement of operations of GAG, Inc. for the three months ended March 31, 2014 contained in the Form 10-Q filed with the SEC on May 14, 2014.
b.	Derived from the unaudited statement of operations of BRC for the three months ended March 31, 2014 contained within this filing.

(I)	Reflects the amortization of intangible assets acquired.

(J)	Reflects the impact of three employment agreements executed in connection with the transaction. Compensation provisions in the employment agreements are less than the historical compensation for these three employees as follows:

Historical compensation	$702
Compensation under new employment agreements	(225)
Decrease in compensation expense	$477

(K)	Reflects the pro forma adjustment related to the elimination of historical BRC deferred compensation plan The expense related to the deferred compensation plan reported for the three months ended March 31, 2014 in the amount of $70 has been eliminated.

(L)	Reflects the pro forma adjustment for the income tax provision of $534 for the three months ended March 31, 2014 based on the tax impact of a combined federal and state tax benefit rate of 52.6% on the consolidated pro forma income (loss) before income taxes.

6

GREAT AMERICAN GROUP, INC. AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

(concluded)

(M)	Pro forma earnings per share, basic and diluted, are based on the weighted average number of shares of common stock. Earnings per share is computed by dividing income by the weighted-average number of shares of common stock outstanding during the period as follows:

GAG, Inc. Weighted Average Basic and Diluted Shares outstanding prior to acquisition of BRC	1,434,107
Cancellation of GAG, Inc. shares owned by BRC on the acquisition date	(3,437)
GAG, Inc. newly issued shares for acquisition of BRC as if the transaction occurred on January 1, 2013	4,191,512
Pro Forma Weighted Average Basic and Diluted Shares outstanding	5,622,182

7